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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                        --------------------------------


                                    Form 8-K


                                 Current Report
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2003


                     INTERDIGITAL COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


          PENNSYLVANIA                    1-11152                  23-1882087
(State or Other Jurisdiction of         (Commission             (I.R.S. Employer
 Incorporation or Organization)         file number)             Identification
                                                                     Number)


           781 Third Avenue, King of Prussia, Pennsylvania 19406-1409
                    (Address of principal executive offices)

                                 (610) 878-7800
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

             This 8-K is being filed in order to file as exhibits certain contracts which the Company and/or its subsidiary, InterDigital Technology Corporation ("ITC"), have entered into between May 8, 1995 and January 15, 2002. These contracts have previously been described in the Company's filings with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit 10.51: Patent License Agreement dated May 8, 1995 between
                       InterDigital Technology Corporation and NEC Corporation. The Appendices to the Patent License Agreement are not being filed as a part of this Exhibit 10.51. The Company agrees to furnish supplementally a copy of any such Appendices to the Securities and Exchange Commission upon request.

        Exhibit 10.52: Amendment to the Patent License Agreement of May 8, 1995
                       dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation. The Exhibit to the Amendment to the Patent License Agreement is not being filed as a part of this Exhibit 10.52. The Company agrees to furnish supplementally a copy of such Exhibit to the Securities and Exchange Commission upon request.

        Exhibit 10.53: Narrowband CDMA and Third Generation Patent License
                       Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation. The Attachments and Exhibit to the Patent License Agreement are not being filed as a part of this Exhibit 10.53. The Company agrees to furnish supplementally a copy of any such Attachments and of such Exhibit to the Securities and Exchange Commission upon request.

        Exhibit 10.54: Settlement Agreement dated January 15, 2002 between
                       InterDigital Technology Corporation and NEC Corporation.

        Exhibit 10.55: The TDD Development Agreement between and among
                       InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation, dated as of January 22, 1999.

        Exhibit 10.56: Amendment No. 1 to the TDD Development Agreement dated
                       September 30, 2001 between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation.

        Exhibit 10.57: PHS and PDC Subscriber Unit Patent License Agreement
                       dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation. The Exhibits to the Patent License Agreement are not being

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                       filed as a part of this Exhibit 10.57. The Company agrees
                       to furnish supplementally a copy of such Exhibits to the Securities and Exchange Commission upon request.




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERDIGITAL COMMUNICATIONS CORPORATION


Date: February 21, 2003            By: /s/  R.J. Fagan
                                      ------------------------------------------
                                      Richard J. Fagan
                                      Executive Vice President and Chief
                                      Financial Officer

                                       -3-

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                                  EXHIBIT INDEX

  Exhibit No.                           Description
  -----------                           -----------

     10.51 Patent License Agreement dated May 8, 1995 between InterDigital Technology Corporation and NEC Corporation

     10.52 Amendment to the Patent License Agreement of May 8, 1995 dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation

     10.53 Narrowband CDMA and Third Generation Patent License Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation

     10.54 Settlement Agreement dated January 15, 2002 between InterDigital Technology Corporation and NEC Corporation

     10.55 The TDD Development Agreement between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation, dated as of January 22, 1999

     10.56 Amendment No. 1 to the TDD Development Agreement dated September 30, 2001 between and among InterDigital Communications Corporation, InterDigital Technology Corporation, and Nokia Corporation

     10.57 PHS and PDC Subscriber Unit Patent License Agreement dated March 19, 1998 between InterDigital Technology Corporation and Sharp Corporation

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